Delaware
Investments(SM)                                               Delaware REIT Fund
--------------------------------------
A member of Lincoln Financial Group(R)







Total Return




                             [TOTAL RETURN ARTWORK]







                                                         2001 SEMI-ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders                             1

Portfolio Management
Review                                             3

Performance Summary                                6

Financial Statements

  Statement of Net Assets                          7

  Statement of Operations                          9

  Statements of Changes in
  Net Assets                                      10

  Financial Highlights                            11

  Notes to Financial
  Statements                                      16

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------



A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

May 1, 2001

Recap of Events -- REITs showed positive performance as an asset class during the six-month period ended April 30, 2001, with much of the strong return coming in November and December of 2000. REITs enjoyed a strong calendar year during 2000, and the final two months of the year were no exception. However, as the economic slowdown in the U.S. worsened, demand for rental properties dropped somewhat, and uncertainty about the investment environment left major REIT indexes relatively flat over the first four months of 2001.

Although the strong gains made by REIT indexes in 2000 finally tapered off, REITs have continued to offer an excellent alternative to other types of growth equity investments, which fared poorly on both a relative and absolute basis over most recent, equivalent periods. Major equity indexes such as the Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index remain in negative territory as of April 30, 2001, with performance numbers which become worse when the indexes are tracked back to November 1, 2000. As an asset class, REITs traditionally have had a low correlation to many other equity investments, which can add to their appeal during times of stock market volatility.

Delaware REIT Fund returned +8.52% during the six months ended
April 30, 2001 (Class A shares at net asset value with distributions reinvested). Performance was generally in line with the Lipper REIT Funds Average, which gained 8.92% during the same period, but trailed the NAREIT Equity REIT Index, which gained 11.44%.


Total Return
For the period ended April 30, 2001                            Six Months
--------------------------------------------------------------------------------
Delaware REIT Fund -- Class A Shares                             +8.52%
--------------------------------------------------------------------------------
NAREIT Equity REIT Index                                        +11.44%

Russell 2000 Index                                               -1.77%

Lipper REIT Funds Average (151 funds)                            +8.92%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invest in many types of U.S. property. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2000 U.S. companies with small market capitalizations. The Lipper category represents the average returns of a peer group of REIT mutual funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook -- We believe that stock market volatility during the past year has created an increased interest in REITs. We expect broad market volatility to continue in 2001, which could mean that the renewed interest in REITs will prove to be lasting. Assuming continued fundamental strength in the real estate markets, REITs could remain an appealing investment option to investors looking for earnings stability amidst broad market volatility.

We believe that REITs continue to be a sound long-term total return investment. As an asset class, REITs provide the opportunity for both capital appreciation and current income. Exposure to the real estate markets also offers some degree of diversification within an investment portfolio. For help in determining the role REITs should play in your portfolio, contact your investment advisor.

Thank you for you continued confidence in and your commitment to Delaware Investments.

Sincerely,



/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

  Damon J. Andres
Portfolio Manager

Thomas J. Trotman
Portfolio Manager

      May 1, 2001


PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results

At the start of the six-month period ended April 30, 2001, REIT indexes continued the upward trend they had been on for most of 2000. However, performance for REIT indexes was generally flat during the first four months of 2001, as uncertainty about the depth of the economic downturn, a modest decline in demand for space, and a slowdown in property growth rates resulted in mixed results. For the six-month period ended April 30, 2001, Delaware REIT Fund produced a total return of +8.52% (Class A shares at net asset value with distributions reinvested).

We believe that strong stock selection and diversification among types of properties and sectors also helped your Fund post positive returns during the six months ended April 30, 2001. We occasionally took profits by selling holdings that had reached relatively high valuations during the strong run-up and benefited your Fund's total return along the way. We believe that a slight shift in emphasis away from aggressive growth companies to those with prospects for more stable growth over time had a positive effect on your Fund. In selecting investments for the portfolio, we focused on what we considered to be attractively valued real estate companies with strong cash flows and the potential to deliver strong and consistent dividend growth over the long term.

Portfolio Highlights

During the fiscal period, as we sold a handful of REITs that performed well in the recent past and reached what we considered fair value, we used the proceeds to add to existing holdings or to create positions in areas that we believed offered more value.

In keeping with our value-oriented focus, we added to our lodging REITs allocation and to the retailing sector, which is composed of malls and shopping center properties. The strong fundamentals and low prices of REITs in these sectors are currently attractive to us on a long-term basis. While we believe the general economic slowdown could have a negative impact on lodging and retailing REITs over the short-term, we think the prospects for consistent dividend growth and long-term capital appreciation should limit any short-term downside risk.

"LOOKING AHEAD, WE

THINK INVESTOR

ENTHUSIASM FOR OUR

ASSET CLASS

WILL CONTINUE."





Delaware REIT Fund
Portfolio Characteristics
April 30, 2001
---------------------------------------------
Median Market
 Capitalization              $1.88 billion
---------------------------------------------
Price to Funds from
 Operations Ratio*                  15.85x
---------------------------------------------
Current 30-day SEC Yield**          +4.87%
---------------------------------------------
*This is a measure of a REIT fund's cash flow from rents and management fees.
 It is comparable to the price-to-earnings
 (P/E) ratio for the S&P 500 Index.

**For Class A shares measured
  according to Securities and Exchange
  Commission (SEC) guidelines. Current
  30-day SEC yields as of April 30, 2001
  for Class B, C and Institutional Class
  shares were +4.44%, +4.44% and
  +5.41%, respectively.

Starwood Hotels and Resorts, an important presence in international markets, was one of the Fund's best performing lodging REITs during the fiscal period. Pan Pacific Retail, an owner of shopping centers in the Pacific Northwest, also performed well. Going forward, we believe Pan Pacific could benefit from consolidation in the shopping center sector. We anticipate that the company could produce an attractive total return over the next few years, as we believe it offers potential for both a high dividend yield and capital appreciation.

In the past, we avoided the healthcare sector of the REIT market. Healthcare properties had been plagued for some time by slow growth, bankruptcies, and credit defaults. After a long period of consolidation and restructuring, however, healthcare REITs appear to be on more stable footing and have presented some attractive investment opportunities. During the six-month period, we established a healthcare position in the Fund by adding Nationwide Health Properties.

Multifamily REITs continued to be one of the largest areas of investment in the Fund, and within the sector Camden Property Trust was a strong performer. Camden Property Trust has a significant presence in the greater Houston metropolitan area. Over the next few years, we believe that economic growth in Houston, where the economy is driven to a large degree by the energy industry, has the potential to outpace that of most other regional economies. We think this security is well-positioned to benefit in such an environment.

During the fiscal period, we reduced the Fund's position in AvalonBay Communities. AvalonBay aided your Fund's investment results over several months, but we felt the stock had reached a valuation that warranted reducing our position and taking some profits.

Versus the benchmark, the Fund had a higher percentage of assets in manufactured home REITs during the fiscal period. Manufactured home companies own land on which they build and sell affordable homes. Buyers of these homes lease the land and make monthly payments on it. These land-lease arrangements typically provide a secure cash flow stream, even during times of sluggish economic growth.

Delaware REIT Fund
Sector Allocation
As of April 30, 2001

[GRAPHIC OMITTED]

Office REITs 21.68%
Multifamily REITs 16.10%
Mall REITs 11.45%

Other Sectors, Cash,
and Other Assets
17.19%
Manufactured Housing 6.50%
Real Estate Operating
Companies 7.68%
Office/Industrial REITs 8.99%
Industrial REITs 10.41%


Outlook

For a number of years, REITs were overlooked by investors, as growth stocks--and technology shares in particular--were making strong gains. As the stock market struggled over the past year, however, investors sought more conservative investments, and there has been renewed interest in REITs. Looking ahead, we think investor enthusiasm for our asset class will continue.

The slowdown in economic growth has slightly dampened demand for space, and leasing activity has declined. While this may hold back performance in the short term, we believe REITs in general continue to have attractive long-term prospects. We also think that REITs are generally still undervalued, and on a total return basis expect their performance to be competitive with other types of stocks going forward. We will continue to employ an investment discipline that emphasizes value, consistency of cash flow, and dividend growth. We believe our approach to valuing and selecting real estate securities has the potential to generate attractive total returns over the months and years ahead.

FUND BASICS
-----------
April 30, 2001

Fund Objective
The Fund seeks maximum long-term total return with capital appreciation as a secondary objective.

Total Fund Net Assets
$105.51 million

Number of Holdings
32

Fund Start Date
December 6, 1995

Your Fund Managers
Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

Thomas J. Trotman holds a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation and Amerada Hess. Mr. Trotman is a CFA charterholder.

Nasdaq Symbols
Class A:   DPREX
Class B:   DPRBX
Class C:   DPRCX

DELAWARE REIT FUND PERFORMANCE
------------------------------



Average Annual Total Returns
Through April 30, 2001                       Lifetime    Five Years     One Year
--------------------------------------------------------------------------------
Class A* (Est. 12/6/95)
   Excluding Sales Charge                      +15.41%     +15.26%      +20.21%
   Including Sales Charge                      +14.15%     +13.91%      +13.34%
--------------------------------------------------------------------------------
Class B (Est. 11/11/97)
   Excluding Sales Charge                       +4.04%                  +19.28%
   Including Sales Charge                       +3.34%                  +14.28%
--------------------------------------------------------------------------------
Class C (Est. 11/11/97)
   Excluding Sales Charge                       +4.04%                  +19.28%
   Including Sales Charge                       +4.04%                  +18.28%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.25%.

Class B Shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

Average annual total returns for the lifetime and one-year periods ended April 30, 2001 for Delaware REIT Fund's Institutional Class shares and The Real Estate Investment Trust Portfolio Class shares were +15.59% and +20.39%, respectively. The Institutional Class shares and the Real Estate Investment Trust Portfolio Class shares were originally available on November 11, 1997 and November 4, 1997, respectively, and are available without sales or asset based distribution charges only to certain eligible institutional accounts. Performance prior to these dates is based on the performance of the original class (established December 6, 1995) which operated under a substantially similar expense structure.

*Effective November 4, 1997, the Real Estate Investment Trust portfolio was redesigned. At that time, the legal name of the original class (the "Pooled Trust Class") was changed to the "Class A" and a distribution fee of 0.25% was implemented. The Class A shares performance information prior to that date reflects the performance of the original class and has not been adjusted to reflect the effect of the distribution fee.

An expense limitation was in effect for all share classes of Delaware REIT Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Funds that concentrate investments in one industry, like Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential for volatility.

Nasdaq Symbol Institutional Class: DPRSX
Nasdaq Symbol Portfolio Class: DPRIX

Statement of Net Assets

DELAWARE REIT FUND
------------------

                                                           Number of    Market
April 30, 2001 (Unaudited)                                 Shares       Value
--------------------------------------------------------------------------------
   Common Stock - 97.50%
   Diversified REITs - 3.65%
   Crescent Real Estate Equities .....................    161,900   $  3,851,601
                                                                    ------------
                                                                       3,851,601
                                                                    ------------
   Healthcare REITs - 2.25%
   Nationwide Health Properties ......................    134,600      2,375,690
                                                                    ------------
                                                                       2,375,690
                                                                    ------------
   Hotel REITs - 2.71%
   Host Marriott .....................................    221,700      2,857,713
                                                                    ------------
                                                                       2,857,713
                                                                    ------------
   Industrial REITs - 10.41%
   AMB Property ......................................    170,200      4,237,980
   First Industrial Realty Trust .....................     77,100      2,370,825
   ProLogis Trust ....................................    212,500      4,377,500
                                                                    ------------
                                                                      10,986,305
                                                                    ------------
   Malls REITs - 11.45%
   CBL & Associates Properties .......................    101,300      2,790,815
   General Growth Properties .........................     93,700      3,383,507
   Simon Property Group ..............................    125,900      3,332,573
   Taubman Centers ...................................    207,300      2,570,520
                                                                    ------------
                                                                      12,077,415
                                                                    ------------
   Manufactured Housing REITs - 6.50%
   Chateau Communities ...............................    121,648      3,783,253
   Sun Communities ...................................     91,500      3,069,825
                                                                    ------------
                                                                       6,853,078
                                                                    ------------
   Multifamily REITs - 16.10%
   Apartment Investment & Management
   Class A ...........................................    102,300      4,560,534
   AvalonBay Communities .............................     67,694      3,073,308
   Camden Property Trust .............................     80,400      2,677,320
   Equity Residential Properties Trust ...............     71,600      3,758,284
   Essex Property Trust ..............................     62,100      2,918,700
                                                                    ------------
                                                                      16,988,146
                                                                    ------------
   Office REITs - 21.68%
   Alexandria Real Estate Equities ...................     85,900      3,188,608
   CarrAmerica Realty ................................    104,000      2,990,000
   Equity Office Properties Trust ....................    212,502      6,066,932
   Prentiss Properties Trust .........................    152,500      3,865,875
   SL Green Realty ...................................    130,800      3,742,188
   Spieker Properties ................................     55,000      3,036,000
                                                                    ------------
                                                                      22,889,603
                                                                    ------------
   Office / Industrial REITs - 8.99%
   Duke-Weeks Realty .................................    171,500      3,951,360
   Liberty Property Trust ............................     80,500      2,322,425
   Reckson Associates Realty .........................    136,400      3,206,764
                                                                    ------------
                                                                       9,480,549
                                                                    ------------

                                                          Number of     Market
                                                          Shares        Value
--------------------------------------------------------------------------------
   Common Stock (continued)
   Real Estate Operating Companies - 7.68%
  +Catellus Development ...............................   158,900  $   2,582,125
   Starwood Hotels & Resorts Worldwide ...............    112,050      4,043,885
   Trizec Hahn .......................................     95,100      1,474,050
                                                                   -------------
                                                                       8,100,060
                                                                   -------------
   Retail Strip Centers REITs - 6.08%
   Kimco Realty ......................................     53,900      2,371,600
   Pan Pacific Retail Properties .....................    179,700      4,046,844
                                                                   -------------
                                                                       6,418,444
                                                                   -------------
   Total Common Stock
   (cost $92,156,040) ................................               102,878,604
                                                                   -------------

                                                        Principal
                                                        Amount
                                                        ------

  Repurchase Agreements - 2.29%
  With BNP Paribas 4.51% 5/1/01
   (dated 4/30/01, collateralized
   by $793,000 U.S. Treasury
   Notes 6.375% due 9/30/01,
   market value $804,361) ............................   $787,000        787,000
  With Chase Manhattan 4.50%
   5/1/01 (dated 4/30/01, collateralized
   by $515,000 U.S. Treasury Notes
   6.625% due 7/31/01, market value
   $527,256 and $309,000 U.S.
   Treasury Notes 11.125% due
   8/15/03, market value $360,019) ...................    867,000        867,000
  With UBS Warburg 4.51% 5/1/01
   (dated 4/30/01, collateralized by
   $136,000 U.S. Treasury Notes
   6.125% due 12/31/01, market
   value $140,441 and $239,000
   U.S. Treasury Notes 6.50% due
   5/31/02, market value $251,155
   and $134,000 U.S. Treasury Notes
   5.50% due 3/31/03, market value
   $137,766 and $239,000 U.S.
   Treasury Notes 5.75% due 8/15/03,
   market value $248,232) ............................    760,000        760,000
                                                                       ---------
  Total Repurchase Agreements
   (cost $2,414,000) .................................                 2,414,000
                                                                       ---------

Delaware REIT Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.79%
 (cost $94,570,040) ......................................          $105,292,604
                                                                    ------------
Receivables and Other Assets
 Net of Liabilities - 0.21% ..............................               221,119
                                                                    ------------
Net Assets Applicable to 7,391,168
 Shares Outstanding - 100.00% ............................          $105,513,723
                                                                    ============
Net Asset Value - Delaware REIT Fund
 Class A
 ($47,346,576 / 3,316,736 Shares) ........................                $14.28
                                                                          ------
Net Asset Value - Delaware REIT Fund
 Class B
 ($17,736,945 / 1,242,996 Shares) ........................                $14.27
                                                                          ------
Net Asset Value - Delaware REIT Fund
 Class C
 ($10,132,596 / 710,060 Shares) ..........................                $14.27
                                                                          ------
Net Asset Value - Delaware REIT Fund
 Institutional Class
 ($1,647,024 / 115,303 Shares) ...........................                $14.28
                                                                          ------
Net Asset Value - Delaware REIT Fund The Real
 Estate Investment Trust Portfolio Class
 ($28,650,582 / 2,006,073 Shares) ........................                $14.28
                                                                          ------

--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2001:
Shares of beneficial interest
 (unlimited authorization-no par) ........................          $93,148,382
Undistributed net investment loss ........................             (266,280)
Accumulated net realized gain
 on investments ..........................................            1,909,057
Net unrealized appreciation of investments ...............           10,722,564
                                                                   ------------
Total net assets .........................................         $105,513,723
                                                                   ============
----------
 REIT - Real Estate Investment Trust
+Non-income producing security for the period ended April 30, 2001.

Net Asset Value and Offering Price per Share -
 Delaware REIT Fund
Net asset value Class A (A) ..............................                $14.28
Sales charge (5.75% of offering price, or
 6.09% of amount invested per share)(B) ..................                  0.87
                                                                          ------
Offering price ...........................................                $15.15
                                                                          ======

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended April 30, 2001 (Unaudited)              Delaware REIT Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ............................................ $2,140,566
Interest .............................................     64,061     $2,204,627
                                                       ----------     ----------
Expenses:
Management fees ......................................    368,485
Distribution expenses ................................    183,305
Dividend disbursing and transfer agent fees
 and expenses ........................................     67,927
Accounting and administration expenses ...............     21,197
Reports and statements to shareholders ...............     21,000
Registration fees ....................................     19,319
Custodian fees .......................................      3,451
Professional fees ....................................      2,934
Trustees' fees .......................................      1,040
Taxes (other than taxes on income) ...................         60
Other ................................................      7,862       696,580
                                                          -------
Less expenses absorbed or waived .....................                  (24,029)
Less expenses paid indirectly ........................                   (3,177)
                                                                     ----------
Total expenses .......................................                  669,374
                                                                     ----------
Net Investment Income ................................                1,535,253
                                                                     ----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments .....................                3,075,658
Net change in unrealized appreciation/depreciation
 of investments ......................................                3,199,819
                                                                     ----------

Net Realized and Unrealized Gain on Investments ......                6,275,477
                                                                     ----------

Net Increase in Net Assets Resulting from Operations .               $7,810,730
                                                                     ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                                              Delaware REIT Fund
--------------------------------------------------------------------------------
                                                      Six Months         Year
                                                         Ended           Ended
                                                        4/30/01         10/31/00
                                                      (Unaudited)

Increase (Decrease) in Net Assets from Operations:
Net investment income ................................ $1,535,253    $3,399,750
Net realized gain (loss) on investments ..............  3,075,658      (726,710)
Net change in unrealized appreciation/depreciation
 of investments ......................................  3,199,819    13,645,809
                                                      -------------------------
Net increase in net assets resulting from operations .  7,810,730    16,318,849
                                                      -------------------------

Distributions to shareholders from:
Net investment income:
   Class A ...........................................   (972,494)   (1,396,546)
   Class B ...........................................   (333,666)     (524,777)
   Class C ...........................................   (180,075)     (228,957)
   Institutional Class ...............................    (48,786)      (77,151)
   The Real Estate Investment Trust Portfolio Class ..   (668,589)   (1,164,747)
                                                      -------------------------
                                                       (2,203,610)   (3,392,178)
                                                      -------------------------
Capital Share Transactions:
Proceeds from shares sold:
   Class A ........................................... 12,182,347    24,150,162
   Class B ...........................................  6,181,167     5,838,214
   Class C ...........................................  3,504,956     4,840,758
   Institutional Class ...............................    695,646     3,739,451
   The Real Estate Investment Trust Portfolio Class ..         --            --

Net asset value of shares issued upon reinvestment
 of distributions:
   Class A ...........................................    770,744     1,190,681
   Class B ...........................................    270,632       434,225
   Class C ...........................................    143,428       184,697
   Institutional Class ...............................     48,786        77,151
   The Real Estate Investment Trust Portfolio Class ..    457,383       788,688
                                                     --------------------------
                                                       24,255,089    41,244,027
                                                     --------------------------
Cost of shares repurchased:
   Class A ........................................... (8,419,641)  (14,073,362)
   Class B ........................................... (6,206,076)   (5,458,485)
   Class C ........................................... (2,555,195)   (1,280,108)
   Institutional Class ............................... (1,226,544)   (3,400,202)
   The Real Estate Investment Trust Portfolio Class            --            --
                                                     --------------------------
                                                      (18,407,456)  (24,212,157)
                                                     --------------------------

Increase in net assets derived from capital share
 transactions ........................................  5,847,633    17,031,870
                                                     --------------------------
Net Increase in Net Assets ........................... 11,454,753    29,958,541
Net Assets:
Beginning of period .................................. 94,058,970    64,100,429
                                                     --------------------------
End of period ...................................... $105,513,723   $94,058,970
                                                     ==========================


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware REIT Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                   12/6/95(1)
                                                              Ended                        Year Ended                          to
                                                         04/30/01(4)(5)  10/31/00(4)  10/31/99(4)  10/31/98(3)  10/31/97   10/31/96
                                                            (Unaudited)

Net asset value, beginning of period ...................     $13.460     $11.300      $12.980     $16.260      $12.490     $10.000

Income (loss) from investment operations:
 Net investment income .................................       0.226       0.565        0.514       1.118        0.616       0.652
 Net realized and unrealized gain (loss)
  on investments .......................................       0.914       2.165       (0.809)     (2.713)       4.664       1.938
                                                             -----------------------------------------------------------------------
 Total from investment operations ......................       1.140       2.730       (0.295)     (1.595)       5.280       2.590
                                                             -----------------------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income ..................      (0.320)     (0.570)      (0.710)     (0.865)      (0.720)     (0.100)
 Distributions from net realized gain
  on investments .......................................          --          --       (0.675)     (0.820)      (0.790)         --
                                                             -----------------------------------------------------------------------
 Total dividends and distributions .....................      (0.320)     (0.570)      (1.385)     (1.685)      (1.510)     (0.100)
                                                             -----------------------------------------------------------------------

Net asset value, end of period .........................     $14.280     $13.460      $11.300     $12.980      $16.260     $12.490
                                                             =======================================================================

Total return(2) ........................................       8.52%      24.87%       (2.69%)    (10.98%)      46.50%      26.12%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ...............     $47,346     $40,412      $23,975     $13,340      $60,089     $26,468
 Ratio of expenses to average net assets ...............       1.24%       1.20%        1.20%       1.11%        0.82%       0.89%
 Ratio of expenses to average net assets prior
  to expense limitation and expenses
  paid indirectly ......................................       1.28%       1.40%        1.43%       1.27%        0.99%       1.02%
 Ratio of net investment income to average
  net assets ...........................................       3.24%       4.52%        4.18%       4.31%        4.25%       6.70%
 Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly .............................       3.20%       4.32%        3.95%       4.15%        4.08%       6.57%
 Portfolio turnover ....................................         50%         31%          48%         51%          58%        109%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the Delaware REIT Fund Class A and became subject to a 0.25% 12b-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund Class B, Delaware REIT Fund Class C, Delaware REIT Fund Institutional Class and The Real Estate Investment Trust Portfolio Class), were created. Delaware REIT Fund Class A shares representing $54.9 million and $1.8 million were exchanged by shareholders for The Real Estate Investment Trust Portfolio Class and Institutional Class shares, respectively.
(4)  Per share information was based on the average shares outstanding method.
(5)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware REIT Fund Class B
--------------------------------------------------------------------------------------------------------------------
                                                             Six Months                           11/11/97(1)
                                                                Ended           Year Ended            to
                                                           4/30/01(2)(4) 10/31/00(2)  10/31/99(2)  10/31/98
                                                             (Unaudited)

Net asset value, beginning of period ......................   $13.460     $11.300      $12.990     $16.230

Income (loss) from investment operations:
 Net investment income ....................................     0.174       0.473        0.422       0.914
 Net realized and unrealized gain (loss)
  on investments ..........................................     0.909       2.162       (0.810)     (2.559)
                                                              --------------------------------------------
 Total from investment operations .........................     1.083       2.635       (0.388)     (1.645)
                                                              --------------------------------------------

Less dividends and distributions:
 Dividends from net investment income .....................    (0.273)     (0.475)      (0.627)     (0.775)
 Distributions from net realized gain
  on investments ..........................................        --          --       (0.675)     (0.820)
                                                               --------------------------------------------
Total dividends and distributions .........................    (0.273)     (0.475)      (1.302)     (1.595)
                                                               --------------------------------------------

Net asset value, end of period ............................   $14.270     $13.460      $11.300     $12.990
                                                              ============================================

Total return(3) ...........................................     8.08%      23.92%       (3.43%)    (11.31%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) ..................   $17,737     $16,547      $13,575     $12,802
 Ratio of expenses to average net assets ..................     1.99%       1.95%        1.95%       1.86%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly .........     2.03%       2.15%        2.18%       2.02%
 Ratio of net investment income to average
  net assets ..............................................     2.49%       3.77%        3.43%       3.56%
 Ratio of net investment income to average net
  assets prior to expense limitation and expenses
  paid indirectly .........................................     2.45%       3.57%        3.20%       3.40%
 Portfolio turnover .......................................       50%         31%          48%         51%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware REIT Fund Class C
--------------------------------------------------------------------------------------------------------------------
                                                            Six Months                            11/11/97(1)
                                                                Ended          Year Ended              to
                                                           4/30/01(2)(4) 10/31/00(2) 10/31/99(2)   10/31/98
                                                             (Unaudited)

Net asset value, beginning of period .....................    $13.460     $11.300      $12.990     $16.230

Income (loss) from investment operations:
 Net investment income ...................................      0.174       0.473        0.422       0.914
 Net realized and unrealized (loss) on investments .......      0.909       2.162       (0.810)     (2.559)
                                                              --------------------------------------------
 Total from investment operations ........................      1.083       2.635       (0.388)     (1.645)
                                                              --------------------------------------------
Less dividends and distributions:
 Dividends from net investment income ....................     (0.273)     (0.475)      (0.627)     (0.775)
 Distributions from net realized gain
  on investments .........................................         --          --       (0.675)     (0.820)
                                                              --------------------------------------------
Total dividends and distributions ........................     (0.273)     (0.475)      (1.302)     (1.595)
                                                              --------------------------------------------
Net asset value, end of period ...........................    $14.270     $13.460      $11.300     $12.990
                                                              ============================================
Total return(3) ..........................................      8.08%      23.92%       (3.43%)    (11.31%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .................    $10,133      $8,513       $3,657      $2,435
 Ratio of expenses to average net assets .................      1.99%       1.95%        1.95%       1.86%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ........      2.03%       2.15%        2.18%       2.02%
 Ratio of net investment income to average
  net assets .............................................      2.49%       3.77%        3.43%       3.56%
 Ratio of net investment income to average net
  assets prior to expense limitation and expenses
  paid indirectly ........................................      2.45%       3.57%        3.20%       3.40%
 Portfolio turnover ......................................        50%         31%          48%         51%


----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware REIT Fund Institutional Class
----------------------------------------------------------------------------------------------------------------
                                                            Six Months                             11/11/97(1)
                                                              Ended            Year Ended             to
                                                         4/30/01(2)(4)   10/31/00(2)  10/31/99(2)  10/31/98
                                                          (Unaudited)

Net asset value, beginning of period .....................    $13.470     $11.310      $12.990     $16.230

Income (loss) from investment operations:
 Net investment income ...................................      0.243       0.596        0.545       1.134
 Net realized and unrealized (loss) on investments .......      0.905       2.167       (0.807)     (2.659)
                                                              ---------------------------------------------
 Total from investment operations ........................      1.148       2.763       (0.262)     (1.525)
                                                              ---------------------------------------------

Less dividends and distributions:
 Dividends from net investment income ....................     (0.338)     (0.603)      (0.743)     (0.895)
 Distributions from net realized gain
  on investments .........................................         --          --       (0.675)     (0.820)
                                                              ---------------------------------------------
Total dividends and distributions ........................     (0.338)     (0.603)      (1.418)     (1.715)
                                                              ---------------------------------------------

Net asset value, end of period ...........................    $14.280     $13.470      $11.310     $12.990
                                                              ============================================

Total return(3) ..........................................      8.57%      25.18%       (2.42%)    (10.56%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .................     $1,647      $2,013       $1,313      $1,504
 Ratio of expenses to average net assets .................      0.99%       0.95%        0.95%       0.86%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ........      1.03%       1.15%        1.18%       1.02%
 Ratio of net investment income to average
  net assets .............................................      3.49%       4.77%        4.43%       4.56%
 Ratio of net investment income to average net
  assets prior to expense limitation and expenses
  paid indirectly ........................................      3.45%       4.57%        4.20%       4.40%
 Portfolio turnover ......................................        50%         31%          48%         51%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding                     Delaware REIT Fund
throughout each period were as follows:                  The Real Estate Investment Trust Portfolio Class
-----------------------------------------------------------------------------------------------------------
                                                           Six Months                             11/4/97(1)
                                                              Ended            Year Ended              to
                                                          4/30/01(2)(4)  10/31/00(2)   10/31/99(2)  10/31/98
                                                          (Unaudited)

Net asset value, beginning of period .....................    $13.470     $11.310      $12.990     $16.340

Income (loss) from investment operations:
 Net investment income ...................................      0.243       0.596        0.545       1.134
 Net realized and unrealized (loss) on investments .......      0.905       2.167       (0.807)     (2.769)
                                                            ----------------------------------------------
 Total from investment operations ........................      1.148       2.763       (0.262)     (1.635)
                                                            ----------------------------------------------

Less dividends and distributions:
 Dividends from net investment income ....................     (0.338)     (0.603)      (0.743)     (0.895)
 Distributions from net realized gain
  on investments .........................................         --          --       (0.675)     (0.820)
                                                            ----------------------------------------------
 Total dividends and distributions .......................     (0.338)     (0.603)      (1.418)     (1.715)
                                                            ----------------------------------------------

Net asset value, end of period ...........................    $14.280     $13.470      $11.310     $12.990
                                                            ==============================================

Total return(3) ..........................................      8.65%      25.09%       (2.42%)    (11.17%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .................    $28,651     $26,574      $21,580     $40,807
 Ratio of expenses to average net assets .................      0.99%       0.95%        0.95%       0.86%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ........      1.03%       1.15%        1.18%       1.02%
 Ratio of net investment income to average
  net assets .............................................      3.49%       4.77%        4.43%       4.56%
 Ratio of net investment income to average net
  assets prior to expense limitation and expenses
  paid indirectly ........................................      3.45%       4.57%        4.20%       4.40%
 Portfolio turnover ......................................        50%         31%          48%         51%

------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio (the"Delaware REIT Fund"or the "Fund") is a series of Delaware Pooled Trust, which is organized as a Delaware business trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Institutional Class and Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. The Institutional Class and Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The Fund seeks to achieve a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,131 for the period ended April 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2001 were approximately $2,046. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to January 1, 2001, DMC had entered into a sub-advisory agreement with Lincoln Investment Management, Inc. (Lincoln), an affiliate of DMC, with respect to the management of the Fund. For the services provided, DMC paid Lincoln an annual fee which was equal to 30% of average daily net assets of the Fund. The Fund did not pay any fees directly to Lincoln.

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates (continued)
The investment management capabilities of Lincoln Investment Management, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Lincoln are part of the same entity and, because there no longer is a need for the Fund to have an adviser and a sub-adviser, DMC assumed full day to day management of the Fund.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through February 28, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At April 30, 2001, the Fund had liabilities payable to affiliates as follow:

Investment management fee payable to DMC .................     $61,044
Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC ......................      17,903
Other expenses payable to DMC and affiliates .............      53,571

For the period ended April 30, 2001, DDLP earned $12,792 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $30,394,803 and sales of $24,308,466 of investments securities other than U.S. government securities and short-term investments.

At April 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2001, the cost of investments was $94,570,040. At April 30, 2001, the net unrealized appreciation was $10,722,564 of which $11,152,294 related to unrealized appreciation of investments and $429,730 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of April 30, 2001 of $567,107 which may be carried forward and applied against future gains. Such capital loss carry forwards expire as follows: $178,810 - 2007 and $388,297 - 2008.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                        Six Months       Year
                                                           Ended        Ended
                                                          4/30/01      10/31/00
                                                        (Unaudited)

Shares sold:
 Class A .............................................    865,115     1,948,158
 Class B .............................................    440,668       452,919
 Class C .............................................    248,539       398,061
 Institutional Class .................................     49,341       290,075
 The Real Estate Investment Trust
  Portfolio Class ....................................         --            --

Shares issued upon reinvestment
 of distributions:
 Class A .............................................     54,911        98,631
 Class B .............................................     19,219        36,350
 Class C .............................................     10,202        15,250
 Institutional Class .................................      3,461         6,353
 The Real Estate Investment Trust
  Portfolio Class ....................................     32,547        65,527
                                                        ---------     ---------
                                                        1,724,003     3,311,324
                                                        ---------     ---------

Shares repurchased:
 Class A ............................................    (605,965)   (1,165,158)
 Class B ............................................    (446,534)     (460,885)
 Class C ............................................    (181,214)     (104,354)
 Institutional Class ................................     (86,948)     (263,112)
 The Real Estate Investment Trust
  Portfolio Class ....................................         --            --
                                                        ---------     ---------
                                                       (1,320,661)   (1,993,509)
                                                        ---------     ---------
Net increase .........................................    403,342     1,317,815
                                                        =========     =========

5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding at April 30, 2001 or at any time during the period.

6. Credit and Market Risk
The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES                                Thomas F. Madison                              Investment Manager
                                                 President and Chief Executive Officer          Delaware Management Company
Charles E. Haldeman, Jr.                         MLM Partners, Inc.                             Philadelphia, PA
Chairman                                         Minneapolis, MN
Delaware Investments Family of Funds                                                            International Affiliate
Philadelphia, PA                                 Janet L. Yeomans                               Delaware International Advisers Ltd.
                                                 Vice President and Treasurer                   London, England
Walter P. Babich                                 3M Corporation
Board Chairman                                   St. Paul, MN                                   National Distributor
Citadel Constructors, Inc.                                                                      Delaware Distributors, L.P.
King of Prussia, PA                                                                             Philadelphia, PA

David K. Downes                                  AFFILIATED OFFICERS                            Shareholder Servicing, Dividend
President and Chief Executive Officer                                                           Disbursing and Transfer Agent
Delaware Investments Family of Funds             William E. Dodge                               Delaware Service Company, Inc.
Philadelphia, PA                                 Executive Vice President and                   Philadelphia, PA
                                                 Chief Investment Officer, Equity
John H. Durham                                   Delaware Investments Family of Funds           2005 Market Street
Private Investor                                 Philadelphia, PA                               Philadelphia, PA 19103-7057
Horsham, PA
                                                 Jude T. Driscoll
John A. Fry                                      Executive Vice President and
Executive Vice President                         Head of Fixed Income
University of Pennsylvania                       Delaware Investments Family of Funds
Philadelphia, PA                                 Philadelphia, PA

Anthony D. Knerr                                 Richard J. Flannery
Consultant, Anthony Knerr & Associates           President and Chief Executive Officer
New York, NY                                     Delaware Distributors, L.P.
                                                 Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC
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(4712)                                                        Printed in the USA
SA-095 [4/01] BUR 6/01                                                     J7153